UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mallinckrodt public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in MALLINCKRODT PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2023. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! MALLINCKRODT PLC 2023 Annual General Meeting Vote by May 15, 2023 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V09861-P92067 Get informed before you vote View the Notice and Proxy Statement, including resolutions; Annual Report on Form 10-K; and Irish Statutory Accounts, including related reports online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 16, 2023 11:00 a.m., local time Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland

MALLINCKRODT PLC 2023 Annual General Meeting Vote by May 15, 2023 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V09862-P92067 1. Election of Directors NOMINEES: 1c. Riad H. El-Dada 1a. Paul M. Bisaro 1d. Neal P. Goldman 1e. Karen L. Ling 1b. Daniel A. Celentano 1f. Woodrow A. Myers, Jr., M.D. 1g. Susan M. Silbermann 1h. James R. Sulat 1i. Sigurdur O. Olafsson For For For For For For For For For For For For For 2. Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee to set the independent auditors’ remuneration. 3. Advisory non-binding vote to approve the Company’s executive compensation. 5. Authorize the price range at which the Company can re-allot shares held as treasury shares (Special Resolution). 4. Authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.